                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to section 13 or 15(d) of
                       The Securities Exchange Act of 1934




                          Date of Report: May 25, 2001
                        (Date of earliest event reported)

                            Dominion Resources, Inc.
             (Exact name of registrant as specified in its charter)


            Virginia                      001-08489             54-1229715
  (State or other jurisdiction           (Commission         (I.R.S. Employer
of incorporation or organization)        File Number)       Identification No.)


                               120 Tredegar Street
                          Richmond, Virginia 23219-3932
                                 (804) 819-2000
     (Address including zip code, and telephone number, including area code, of registrant's principal executive offices)



         (Former name or former address, if changed since last report.)
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ITEM 5.  OTHER EVENTS

     On May 25, 2001, Dominion Resources, Inc. (the Company) entered into a distribution agreement (the Distribution Agreement) with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. as Agents named in the Distribution Agreement for the sale of up to U.S. $2,000,000,000 aggregate principal amount of the Company's Medium-Term Notes, Series A. A copy of the Distribution Agreement including exhibits thereto, is filed as Exhibit 1 to this Form 8-K.

     A copy of the form of the Ninth Supplemental Indenture to the Company's June 1, 2000 Indenture, pursuant to which the Company's Medium-Term Notes, Series A will be issued, is filed as Exhibit 4.2 to this Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits

1 Distribution Agreement, dated May 25, 2001, between the Company Merrill Lynch, Pierce, Fenner & Smith Incorporated, Banc of America Securities LLC, Credit Suisse First Boston Corporation, Lehman Brothers Inc., J.P. Morgan Securities Inc. and Morgan Stanley & Co. as Agents named in the Distribution Agreement (filed herewith).

4.1 Indenture, dated as of June 1, 2000, between the Company and The Chase Manhattan Bank, as Trustee (incorporated by reference to Exhibit 4(iii) to the Company's Registration Statement on Form S-3 (Registration No. 333-93187).

4.2 The form of the Company's Fixed Rate Medium-Term Note (included as Exhibit A to the Form of Ninth Supplemental Indenture filed herewith as Exhibit 4.4).

4.3 The form of the Company's Floating Rate Medium Term Note (included as Exhibit B to the Form of Ninth Supplemental Indenture filed herewith as
     Exhibit 4.4).

4.4 Form of Ninth Supplemental Indenture, dated as of May 1, 2001, to the Indenture pursuant to which the Medium-Term Notes, Series A will be issued (filed herewith).

4.5 Form of Exchange Rate Agent Agreement, dated as of May 25, 2001, between the Company and The Chase Manhattan Bank (filed herewith).

4.6 Form of Calculation Agent Agreement, dated May as of 25, 2001, between the Company and The Chase Manhattan Bank (filed herewith).

5 Tax Opinion of McGuireWoods LLP with respect to the medium-term note prospectus supplement, dated May 25, 2001 (filed herewith).
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12   Computation of Ratio of Earnings to Fixed Charges (filed herewith).

23   Consent of McGuireWoods LLP (included in Exhibit 5).
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                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               DOMINION RESOURCES, INC.
                                               Registrant



                                               /s/ James P. Carney
                                               -------------------
                                                   James P. Carney
                                                   Assistant Treasurer


Date: May 25, 2001